                                   APPENDIX B
           UNAUDITED FINANCIAL STATEMENTS OF THE CERTIFICATE INSURER

                      FINANCIAL GUARANTY INSURANCE COMPANY
                     UNAUDITED INTERIM FINANCIAL STATEMENTS
                                 MARCH 31, 1996

Balance Sheets....................................................................................    B-2
Statements of Income..............................................................................    B-3
Statements of Cash Flows..........................................................................    B-4
Notes to Unaudited Interim Financial Statements...................................................    B-5

                      FINANCIAL GUARANTY INSURANCE COMPANY
                                 BALANCE SHEETS
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                        MARCH 31,     DECEMBER 31,
                                                                                           1996           1995
                                                                                        ----------    ------------
                                                                                               (UNAUDITED)
ASSETS
Fixed maturity securities, available for sale, at fair value (amortized cost of
  $2,087,432 in 1996 and $2,043,453 in 1995).........................................   $2,121,620     $2,141,584
Short-term investments, at cost, which approximates market...........................      101,133         91,032
Cash.................................................................................          820            199
Accrued investment income............................................................       32,934         37,347
Reinsurance receivable...............................................................        7,548          7,672
Deferred policy acquisition costs....................................................       92,336         94,868
Property, plant and equipment net of accumulated depreciation of $13,473 in 1996 and
  $12,861 in 1995....................................................................        6,083          6,314
Prepaid reinsurance premiums.........................................................      160,690        162,088
Prepaid expenses and other assets....................................................       28,484         39,198
                                                                                        ----------    ------------
Total assets.........................................................................   $2,551,648     $2,580,302
                                                                                        ----------    ------------
                                                                                        ----------    ------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Unearned premiums..................................................................   $  709,119     $  727,535
  Losses and loss adjustment expenses................................................       74,803         77,808
  Ceded reinsurance payable..........................................................        2,008          1,942
  Accounts payable and accrued expenses..............................................       34,305         32,811
  Due to parent......................................................................           --          1,647

  Current federal income taxes payable...............................................       63,725         51,296
  Deferred federal income taxes payable..............................................       77,281         99,171
  Payable for securities purchased...................................................       36,927         40,211
                                                                                        ----------    ------------
Total liabilities....................................................................      998,168      1,032,421
                                                                                        ----------    ------------
STOCKHOLDER'S EQUITY:
  Common stock, par value $1,500 per share at March 31, 1996 and at December 31,
     1995: 10,000 shares authorized, issued and outstanding..........................       15,000         15,000
  Additional paid-in capital.........................................................      334,011        334,011
  Net unrealized gains (losses) on fixed maturity securities available for sale, net
     of tax..........................................................................       22,222         63,785
  Foreign currency translation adjustment............................................       (2,291)        (1,499)
  Retained earnings..................................................................    1,184,538      1,136,584
                                                                                        ----------    ------------
Total stockholder's equity...........................................................    1,553,480      1,547,881
                                                                                        ----------    ------------
Total liabilities and stockholder's equity...........................................   $2,551,648     $2,580,302
                                                                                        ----------    ------------
                                                                                        ----------    ------------

             See accompanying notes to interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                ($ IN THOUSANDS)

                                                                                         THREE MONTHS ENDED MARCH
                                                                                                   31,
                                                                                        --------------------------
                                                                                           1996           1995
                                                                                        ----------    ------------
                                                                                               (UNAUDITED)
REVENUES:
  Gross premiums written.............................................................   $   21,277     $   15,214
  Ceded premiums.....................................................................       (3,300)        (1,853)
                                                                                        ----------    ------------
  Net premiums written...............................................................       17,977         13,361
  Decrease in net unearned premiums..................................................       17,018         13,789
                                                                                        ----------    ------------
  Net premiums earned................................................................       34,995         27,150
  Net investment income..............................................................       31,063         28,168
  Net realized gains.................................................................        5,074         15,937
                                                                                        ----------    ------------
     Total revenues..................................................................       71,132         71,255
EXPENSES:
  Losses and loss adjustment expenses................................................       (1,165)         1,540
  Policy acquisition costs...........................................................        6,790          2,647
  Other underwriting expenses........................................................        4,207          4,600

                                                                                        ----------    ------------
     Total expenses..................................................................        9,832          8,787
                                                                                        ----------    ------------
Income before provision for federal income taxes.....................................       61,300         62,468
Provision for federal income taxes...................................................       13,346         14,579
                                                                                        ----------    ------------
Net income...........................................................................   $   47,954     $   47,889
                                                                                        ----------    ------------
                                                                                        ----------    ------------

             See accompanying notes to interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                ($ IN THOUSANDS)

                                                                               THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                              --------------------
                                                                                1996        1995
                                                                              --------    --------
                                                                                  (UNAUDITED)
OPERATING ACTIVITIES:
  Net income...............................................................   $ 47,954    $ 47,889
  Adjustments to reconcile net income to net cash provided by operating activities:
     Provision for deferred income taxes...................................        917       5,758
     Amortization of fixed maturity securities.............................         41         701
     Policy acquisition costs deferred.....................................     (4,258)     (5,486)
     Amortization of deferred policy acquisition costs.....................      6,790       2,843
     Depreciation of fixed assets..........................................        612         578
     Change in reinsurance receivable......................................        124        (145)
     Change in prepaid reinsurance premiums................................      1,398       3,310
     Foreign currency translation adjustment...............................     (1,218)        798
     Change in accrued investment income, prepaid expenses and other
       assets..............................................................     15,127      10,492
     Change in unearned premiums...........................................    (18,416)    (17,099)
     Change in losses and loss adjustment expense reserves.................     (3,005)      1,499
     Change in other liabilities...........................................       (552)    (10,193)
     Change in current income taxes payable................................     12,429     (13,879)
     Net realized gains on investments.....................................     (5,074)    (15,937)
                                                                              --------    --------
Net cash provided by operating activities..................................     52,869      11,129
                                                                              --------    --------
INVESTING ACTIVITIES:
  Sales or maturities of fixed maturity securities.........................    199,015     352,152
  Purchases of fixed maturity securities...................................   (240,781)   (157,921)
  Sales or maturities (purchases) of short-term investments, net...........    (10,101)   (206,680)
  Purchases of property and equipment, net.................................       (381)        (78)

                                                                              --------    --------
Net cash used for investing activities.....................................    (52,248)    (12,527)
                                                                              --------    --------
Increase (decrease) in cash................................................        621      (1,398)
Cash at beginning of period................................................        199       1,766
                                                                              --------    --------
Cash at end of period......................................................   $    820    $    368
                                                                              --------    --------
                                                                              --------    --------

             See accompanying notes to interim financial statements
                                      B-4

                      FINANCIAL GUARANTY INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                            MARCH 31, 1996 AND 1995
                                  (UNAUDITED)

1. BASIS OF PRESENTATION

     The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three months ended March 31, 1996 and 1995, (b) the financial position at March 31, 1996 and December 31, 1995, and (c) cash flows for the three months ended March 31, 1996 and 1995.

     These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1995 audited financial statements. The 1995 financial statements have been reclassified to conform to the 1996 presentation.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. STATUTORY ACCOUNTING PRACTICES

     The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned in proportion to the reduction of the related risk rather than in proportion to the coverage provided;

          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

          (d) certain assets designated as 'non-admitted assets' are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

          (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;


          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as 'Available for Sale' under GAAP.

                      FINANCIAL GUARANTY INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                            MARCH 31, 1996 AND 1995
                                  (UNAUDITED)

2. STATUTORY ACCOUNTING PRACTICES--(CONTINUED)
     The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                            THREE MONTHS ENDED MARCH 31,
                                                                 ---------------------------------------------------
                                                                           1996                       1995
                                                                 ------------------------   ------------------------
                                                                   NET      STOCKHOLDER'S     NET      STOCKHOLDER'S
                                                                  INCOME       EQUITY        INCOME       EQUITY
                                                                 --------   -------------   --------   -------------
GAAP basis amount.............................................   $ 47,954    $ 1,553,480    $ 47,889    $ 1,377,005
Premium revenue recognition...................................     (1,933)      (168,861)     (6,189)      (150,561)
Deferral of acquisition costs.................................      2,532        (92,336)     (2,643)       (93,571)
Contingency reserve...........................................         --       (403,087)         --       (334,950)
Non-admitted assets...........................................         --         (5,283)         --         (6,970)
Case-basis losses incurred and salvage recoverable............     (1,750)        (1,798)      1,096         (3,004)
Portfolio loss reserves.......................................         --         24,000          --         46,100
Deferral of income tax........................................        917         65,315       5,758         51,170
Unrealized gains on fixed maturity securities held at fair
  value, net of taxes.........................................         --        (22,222)         --         (7,101)
Profit commission.............................................        782         (4,965)      5,756         (3,084)
Contingency reserve tax deduction.............................         --         78,196          --         78,196
Provision for unauthorized reinsurance........................         --             --          --           (266)
Allocation of tax benefits due to Parent's net operating loss
  to the Company..............................................        (55)        10,236         130          9,784
                                                                 --------   -------------   --------   -------------
Statutory basis amount........................................   $ 48,447    $ 1,032,675    $ 51,797    $   962,748
                                                                 --------   -------------   --------   -------------
                                                                 --------   -------------   --------   -------------

3. DIVIDENDS

     Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:


     o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.

     o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

     The amount of the Company's surplus available for dividends during 1996 is approximately $100.2 million.

4. INCOME TAXES

     The Company's effective Federal corporate tax rate (21.8 percent and 23.3 percent for the three months ended March 31, 1996 and 1995, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

5. REINSURANCE

     In accordance with Statement of Financial Accounting Standards No. 113 ('SFAS 113'), 'Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts', adopted in 1993, the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $7.3 million and $4.9 million, respectively, for the three months ended March 31, 1996 and 1995.

                                      B-6